UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2025

PLUM ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, CA 94115

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Sponsor Support Agreement

On September 5, 2025, Plum Acquisition Corp. III, a Cayman Islands exempted company (“Plum”), Tactical Resources Corp., a corporation formed under the Laws of the Province of British Columbia (“Tactical”), Plum III Merger Corp. (“Pubco”), Mercury Capital, LLC (the “Sponsor”) Alpha Partners Technology Merger Sponsor LLC (the “Former Sponsor”) and certain shareholders of Plum entered into an amendment (the “Sponsor Support Agreement Amendment”) to the Sponsor Support Agreement, dated as of August 22, 2024 (as amended, the “Sponsor Support Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Sponsor Support Agreement.

The Sponsor Support Agreement Amendment provides that, immediately prior to the closing (the “Closing”) of the previously announced business combination among Plum, Tactical and Pubco (the “Business Combination”), to the extent that any Sponsor Incentive Units (as defined in the Sponsor Support Agreement) have not been transferred by the Sponsor to PIPE Investors, SPAC Public Shareholders or other third parties as provided for in the Sponsor Support Agreement, such remaining Sponsor Incentive Units will be retained by the Sponsor subject to vesting based on the achievement of certain trading prices of the Pubco Common Shares after the Closing, as described in more detail in the Sponsor Support Agreement Amendment. In the event that such trading prices have not been achieved on or before the tenth anniversary of the Closing, such Sponsor Incentive Units shall be surrendered to Pubco for cancellation for no consideration and shall cease to represent any interest in Pubco, effective as of such date.

Amendment to Purchase Agreement

On September 5, 2025, the Sponsor, Plum and the Former Sponsor entered into an amendment (the “Purchase Agreement Amendment”) to the Purchase Agreement, dated December 27, 2023 (as amended, the “Purchase Agreement”). The Purchase Agreement Amendment provides that, to the extent that any Sponsor Incentive Units have been retained by the Sponsor after the Closing, up to half of such Sponsor Incentive Units may be transferred prior to the Closing to a third party, with any Sponsor Incentive Units remaining after such transfer subject to allocation between the Sponsor and the Former Sponsor as provided for in the Purchase Agreement.

Copies of the Sponsor Support Agreement Amendment and the Purchase Agreement Amendment are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively. Each are incorporated herein by reference, and each of the foregoing descriptions of the Sponsor Support Agreement Amendment and the Purchase Agreement Amendment is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the Business Combination, the parties have prepared, and Pubco has filed with the SEC, a registration statement on Form F-4 and amendments thereto (the “Registration Statement”). The Registration Statement contains a preliminary proxy statement/prospectus of Pubco, and after the Registration Statement is declared effective, Plum will mail the Registration Statement containing a definitive proxy statement/prospectus relating to the Business Combination to its shareholders and Tactical will prepare and mail an information circular relating to the Business Combination to its shareholders. This Current Report does not contain all of the information that should be considered concerning the Business Combination and is not a substitute for any proxy statement, registration statement, proxy statement/prospectus, information circular or other documents Plum, Pubco or Tactical may file with the SEC or the Canadian Securities Administrators (the “CSA”) from time to time in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS IN TACTICAL AND PLUM AND ALL OTHER INTERESTED PARTIES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY TACTICAL, PUBCO OR PLUM WITH THE SEC OR THE CSA IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders in Tactical and Plum and all other interested parties will be able to obtain free copies of the Registration Statement and other documents filed by Tactical, Pubco or Plum with the SEC through the website maintained by the SEC at www.sec.gov and with the CSA through SEDAR+ at www.sedarplus.ca.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Plum, Pubco and Tactical, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of Plum can be found in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 28, 2025. Information about the directors and executive officers of Tactical can be found in its Management Information Circular dated October 26, 2023, which was filed with the CSA on November 11, 2023. Information regarding the persons who may, under the rules of the SEC or the CSA, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC or the CSA. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (a) a solicitation of a proxy, consent, vote, approval or authorization with respect to any securities or in respect of the Business Combination, (b) an offer to sell, the solicitation of an offer to buy any securities or a recommendation to purchase any securities or (c) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “potential,” “predict,” “may,” “might,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and each of their respective negative forms.

These forward-looking statements include, but are not limited to, statements regarding Plum’s and Tactical’s businesses; the expected timing of the completion or benefits of the Business Combination or the likelihood or ability of the parties to successfully complete the Business Combination; expectations with respect to future operating and financial results for Pubco, Plum and Tactical; and the expected ownership structure of Pubco. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of Tactical’s and Plum’s management, and are not predictions of actual performance or results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to inherent risks and uncertainties that may cause Plum’s, Pubco’s or Tactical’s activities or results to differ significantly from those expressed in any forward-looking statement, including: (a) changes in domestic and foreign business, market, financial, political and legal conditions; (b) the likelihood of completion of the Business Combination, including the risk that the Business Combination may not close due to one or more closing conditions set forth in the definitive written agreement providing for the Business Combination not being satisfied or waived on a timely basis or otherwise, or that the required approvals of the shareholders of the parties, or any applicable regulatory approvals, may not be obtained; (c) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s or Tactical’s securities; (d) the outcome of any legal proceedings that may be instituted against the parties, or any of their respective directors or executive officers, following the announcement of the Business Combination; (e) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining applicable regulatory approvals for the Business Combination; (f) failure to realize the anticipated benefits of the Business Combination; (g) the potential inability to consummate any PIPE financing on terms or in amounts satisfactory to the parties; (h) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive written agreement providing for the Business Combination; (i) the ability of Pubco to meet stock exchange listing standards following the consummation of the Business Combination; (j) the effect of the announcement or pendency of the Business Combination on the market price of securities, business relationships, operating results, current plans and operations of Plum or Tactical; (k) risks related to the rollout of Tactical’s business and the timing of expected business milestones; (l) the effects of competition of the Business Combination on Tactical’s or Pubco’s business and operations; (m) supply shortages in the materials necessary for Tactical’s business; (n) delays in construction and operation of facilities; (o) the amount of redemption requests made by Tactical’s public shareholders; (p) changes in applicable laws or regulations; (q) risks relating to the viability of Tactical’s growth strategy, including related capabilities and ability to execute on its business strategy; (r) the parties’ estimates of growth and projected financial results and meeting or satisfying the underlying assumptions with respect thereto; (s) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increased interest rates; (t) the potential disruption of Tactical’s management’s time from ongoing business operations due to the Business Combination; (u) the potential occurrence of a materially adverse change with respect to the financial position, performance, operations or prospects of Plum or Tactical; (v) costs related to the Business Combination; and (w) other risks and uncertainties described from time to time in filings by the parties with the SEC or the CSA, or otherwise made available to interested parties in connection with the Business Combination.

The foregoing list is not exhaustive, and new risks may emerge from time to time. If any of these risks materialize or the parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this report. There may be additional risks that neither Plum nor Tactical presently know or that Plum and Tactical currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Tactical from time to time with the SEC and by Tactical from time to time with the CSA. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Plum and Tactical assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Plum nor Tactical gives any assurance that Pubco or Tactical will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Sponsor Support Agreement, dated September 5, 2025, by and among Plum Acquisition Corp. III, Tactical Resources Corp., Plum III Merger Corp., Mercury Capital, LLC, Alpha Partners Technology Merger Sponsor LLC and certain shareholders of Plum.
10.2	Amendment to the Purchase Agreement, dated September 5, 2025, by and among Mercury Capital, LLC, Plum and Alpha Partners Technology Merger Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. III

Date: September 8, 2025	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	President and Chief Executive Officer

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